SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust

Prospectus Supplement

May 24, 2013

Dear Investor,

The purpose of this supplement is to update the Prospectus of the Series S series of shares (the “Fund”) of SMA Relationship Trust (the “Trust”) dated April 30, 2013.  This supplement updates information regarding the Fund’s investment advisory arrangements.  At the recommendation of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Board of Trustees of the Trust has appointed Manulife Asset Management (US) LLC (“Manulife”) to serve as the sub-advisor to the Fund.  Manulife will assume investment sub-advisory responsibility with respect to the Fund’s portfolio effective on or about May 28, 2013.

Effective on May 28, 2013, the Prospectus is hereby revised as follows:

The section captioned “Series S Fund summary” and sub-headed “Management process” beginning on page 16 of the Prospectus is revised by replacing the third paragraph of that section with the following:

The Fund employs a “manager of managers” structure. Under the manager of managers structure, UBS Global AM, the Fund’s manager and primary provider of investment advisory services, has the ultimate responsibility, subject to oversight by the board of trustees of the Trust (the “Board”), to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  Manulife Asset Management (US) LLC (“Manulife”) currently serves as the Fund’s sole sub-advisor.

The section captioned “Series S Fund summary” and sub-headed “Investment advisor” on page 19 of the Prospectus is revised by changing the sub-heading to “Investment advisors” and replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.  Manulife Asset Management (US) LLC serves as the sub-advisor to the Fund.

The section captioned “Series S Fund summary” and sub-headed “Portfolio manager” on page 19 of the Prospectus is revised by changing the sub-heading to “Portfolio managers” and replacing that section in its entirety with the following:

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Wilfred Talbot, senior managing director and senior portfolio manager at Manulife, has been a portfolio manager of the Fund since May 2013.  Prior to joining Manulife, Mr. Talbot was with UBS Global AM and was a portfolio manager for the Fund since its inception through March 2013.

•
Joseph Nowinski, managing director and portfolio manager at Manulife, has been a portfolio manager of the Fund since May 2013.  Prior to joining Manulife, Mr. Nowinski was with UBS Global AM since 1997.

The section captioned “More information about the Funds-Series S” and sub-headed “Securities selection” beginning on page 42 of the Prospectus is revised by replacing the fourth paragraph of that section with the following:

The Fund employs a manager of managers structure. Under the manager of managers structure, UBS Global AM, the Fund’s manager and primary provider of investment advisory services, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement. Manulife currently serves as the Fund’s sole sub-advisor.

The section captioned “Management” and sub-headed “Investment advisor” on page 59 of the Prospectus is revised by changing the sub-heading to “Investment advisors” and by replacing the second and third paragraphs of that section with the following:

UBS Global AM and the Trust have received an exemptive order from the SEC that allows the Funds, subject to shareholder approval, to operate under a manager of managers structure, whereby UBS Global AM, as the Funds’ investment manager, can appoint and replace unaffiliated third-party sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to Board approval but without obtaining shareholder approval. The Board and the shareholders of Series S have approved the adoption of a manager of managers structure for Series S. The use of the manager of managers structure with respect to Series S is subject to certain conditions that are set forth in the SEC exemptive order. Under the manager of managers structure, UBS Global AM has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisor(s) and recommend their hiring, termination and replacement. UBS Global AM also, subject to the review and approval of the Board:  sets Series S’s overall investment strategy; evaluates, selects and recommends sub-advisors to manage all or a portion of Series S’s assets; allocates and, when appropriate, reallocates Series S’s assets among sub-advisors; monitors and evaluates the sub-advisors’ performance; and implements procedures reasonably designed to ensure that each sub-advisor complies with Series S’s investment goal, policies and restrictions.  Series S will inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring.

Manulife Asset Management (US) LLC (“Manulife”) currently serves as the sub-advisor to Series S.  Manulife, located at 101 Huntington Avenue Boston, MA 02199, is an investment advisor registered with the SEC.  As of December 31, 2012, Manulife had approximately $134 billion in assets under management. Manulife is an indirect, wholly-owned subsidiary of Manulife Financial Corporation, a publicly held, Canadian-based company, that had approximately $239 billion in assets under management worldwide as of December 31, 2012.  Manulife is responsible for the investment decisions for Series S.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements is available in the Funds’ most recent semiannual report to shareholders for the period ended June 30.  A discussion regarding the basis for the Board’s approval of the Series S sub-advisory agreement between UBS Global AM and Manulife will be available in the Fund’s semiannual report to shareholders for the period ending June 30, 2013.

The section captioned “Management” and sub-headed “Portfolio management” on page 59 of the Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Investment decisions for each Fund are made by investment management teams at the Advisor or sub-advisor(s), when applicable.

The section captioned “Management” and sub-headed “Portfolio management-Series S” on page 61 of the Prospectus is replaced in its entirety with the following:

Wilfred Talbot and Joseph Nowinski are co-portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Talbot and Nowinski provide both portfolio management and investment analysis on small cap core and value equity strategies.

Mr. Talbot is a senior managing director and senior portfolio manager at Manulife and has been with Manulife since April 2013. Prior to joining Manulife, Mr. Talbot was Managing Director and Head of U.S. Small Cap Core and Value Equities with UBS Global AM and had been with UBS Global AM since 1997.  Mr. Talbot was previously a portfolio manager for the Fund since its inception through March 2013. Mr. Talbot has been a portfolio manager of the Fund with Manulife since May 2013.

Mr. Nowinski is a managing director and portfolio manager at Manulife and has been with Manulife since April 2013. Prior to joining Manulife, Mr. Nowinski was a portfolio manager with UBS Global AM and had been with UBS Global AM since 1997.  Mr. Nowinski has been a portfolio manager of the Fund since May 2013.

The section captioned “Management” and sub-headed “Advisory fees” on page 62 of the Prospectus is revised by adding the following information to the end of that section:

UBS Global AM (not Series S) pays Manulife fees for sub-advisory services provided to Series S.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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SMA Relationship Trust	SAI Supplement

SMA Relationship Trust

Supplement to the Statement of Additional Information

May 24, 2013

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of the Series S series of shares (the “Fund”) of SMA Relationship Trust (the “Trust”) dated April 30, 2013.  This supplement updates information regarding the Fund’s investment advisory arrangements.  At the recommendation of UBS Global Asset Management (Americas) Inc., the Board of Trustees of the Trust (the “Board”) has appointed Manulife Asset Management (US) LLC (“Manulife”) to serve as the sub-advisor to the Fund.  Manulife will assume investment sub-advisory responsibility with respect to the Fund’s portfolio effective on or about May 28, 2013.

Effective on May 28, 2013, the SAI is hereby revised as follows:

The cover page of the SAI is revised by replacing the second paragraph with the following:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or “Advisor”), an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds.  Manulife Asset Management (US) LLC (“Manulife”) serves as the sub-advisor to Series S.  UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), an indirect wholly owned subsidiary of UBS AG, serves as the principal underwriter of the Funds.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Advisor” beginning on page 60 of the SAI is revised by changing the sub-heading to “Advisors” and by replacing the fifth paragraph of that section with the following:

UBS Global AM and the Trust have received an exemptive order from the SEC that allows the Funds, subject to shareholder approval, to operate under a manager of managers structure, whereby UBS Global AM, as the Funds’ investment manager, can appoint and replace unaffiliated third-party sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to Board approval but without obtaining shareholder approval. The Board and the shareholders of Series S have approved the adoption of a manager of managers structure for Series S. The use of the manager of managers structure with respect to Series S is subject to certain conditions that are set forth in the SEC exemptive order. Under the manager of managers structure, UBS Global AM has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisor(s) and recommend their hiring, termination and replacement.  UBS Global AM also, subject to the review and approval of the Board:  sets Series S’s overall investment strategy; evaluates, selects and recommends sub-advisors to manage all or a portion of Series S’s assets; allocates and, when appropriate, reallocates Series S’s assets among sub-advisors; monitors and evaluates the sub-advisors’ performance; and implements procedures reasonably designed to ensure that each sub-advisor complies with Series S’s investment goal, policies and restrictions. Series S will inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring.

Manulife serves as the sub-advisor to Series S.  Manulife, located at 101 Huntington Avenue Boston, MA 02199, is an investment advisor registered with the SEC.  As of December 31, 2012, Manulife had approximately $134 billion in assets under management. Manulife is an indirect, wholly-owned subsidiary of Manulife Financial Corporation, a publicly held, Canadian-based company, that had approximately $239 billion in assets under management worldwide as of December 31, 2012.  Manulife is responsible for the investment decisions for Series S.

Under the sub-advisory agreement between UBS Global AM and Manulife, on behalf of Series S, UBS Global AM (not Series S) pays Manulife a fee based on the Fund’s average daily net assets that it manages.  Because Manulife began serving as a sub-advisor to Series S in May 2013, UBS Global AM did not pay or accrue any sub-advisory fees to Manulife for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Portfolio managers” on page 61 of the SAI is revised by replacing the information for David Wabnik with the following:

Portfolio manager (Funds managed)	Registered investment companies		Other pooled investment vehicles		Other accounts
	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Wilfred Talbot# (Series S)	1	$268	3	$29	1	$1
Joseph Nowinski# (Series S)	1	$268	3	$29	1	$1

# Messrs. Talbot and Nowinski became portfolio managers of the Fund on or about May 28, 2013.  Information for Messrs. Talbot and Nowinski is as of April 30, 2013.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Portfolio managers” beginning on page 61 of the SAI is revised by adding the following information to the end of that section immediately preceding the portfolio manager share ownership table:

Manulife conflicts of interest. When a Manulife portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Manulife portfolio managers” below.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Manulife generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Manulife will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Manulife portfolio managers” below. Manulife does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Manulife portfolio managers. Manulife has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At Manulife, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of Manulife. A limited number of senior investment professionals, who serve as officers of both Manulife and its parent company, also may receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for Series S.

• Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Manulife seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

• Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of Manulife and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment performance. The investment performance of all accounts managed by the investment professional over one, three and five year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The profitability of Manulife. The profitability of Manulife and its parent company also are considered in determining bonus awards.

• Non-investment performance. To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

• Options and stock grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

Manulife also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Portfolio managers” on page 63 of the SAI is revised by replacing the information for David Wabnik with the following:

Portfolio Manager/Fund*	Range of shares owned
Wilfred Talbot# (Series S)	None
Joseph Nowinski# (Series S)	None

#      Information for Messrs. Talbot and Nowinski is as of April 30, 2013.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Personal trading policies” beginning on page 64 of the SAI is revised by adding the following information to the end of that section:

Manulife has adopted a Code of Ethics that complies with Rule 17j-1 under the 1940 Act. Manulife’s Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by Series S.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Proxy voting policies” beginning on page 65 of the SAI is revised by adding the following information to the end of that section:

Manulife proxy voting policy. Based on the terms of the sub-advisory agreement between UBS Global AM and Manulife, UBS Global AM delegates to Manulife the responsibility to vote all proxies relating to securities held by Series S in accordance with Manulife’s proxy voting policies and procedures. Manulife has a duty to vote or not vote such proxies in the best interests of Series S and its shareholders and to avoid the influence of conflicts of interest. In the event that UBS Global AM assumes day-to-day management responsibilities for Series S, UBS Global AM will assume proxy voting responsibilities.

It is possible that conflicts of interest could arise for Manulife when voting proxies. Such conflicts could arise, for example, when Manulife or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when Series S, UBS Global AM, Manulife or UBS Global AM (US) or any of their affiliates has an interest in the vote.

In the event that Manulife becomes aware of a material conflict of interest, the procedures generally require Manulife to follow any conflicts procedures that may be included in Manulife’s proxy voting procedures. These conflicts procedures generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although Manulife may have a duty to vote all proxies on behalf of Series S, it is possible that Manulife may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Manulife from trading the shares in the marketplace for a period of time, Manulife may determine that it is not in the best interests of Series S to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of Series S’s shareholders, Manulife may refrain from voting one or more of Series S’s proxies if Manulife believes that the costs of voting such proxies may outweigh the potential benefits. For example, Manulife may choose not to recall securities where Manulife believes the costs of voting may outweigh the potential benefit of voting. Manulife also may choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

The section captioned “Investment advisory, administration, principal underwriting and other service arrangements” and sub-headed “Portfolio holdings disclosure policies and procedures-Introduction” on page 66 of the SAI is revised by replacing the third sentence of the first paragraph of that section with the following:

Subject to the limited exceptions described below, the Funds’ portfolio holdings will not be made available to anyone outside of UBS Global AM or a sub-advisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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